UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2007

Edge Petroleum Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	000-22149	76-0511037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 TRAVIS, SUITE 2000 HOUSTON, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 654-8960

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 26, 2007 Edge Petroleum Corporation reported on first quarter operations with record production and the closing of a transforming acquisition. A copy of the related press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

99.1    Press release dated April 26, 2007 issued by Edge Petroleum Corporation.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edge Petroleum Corporation (Registrant)
April 26, 2007 (Date)	/s/ MICHAEL G. LONG Michael G. Long Executive Vice President and Chief Financial and Accounting Officer